EXHIBIT 10.1



                              BROOK FACILITY LEASE

         HEALTHCARE PROPERTIES, L.P., a Delaware limited partnership. with its principal place of business at 211 Seventh Avenue North, Nashville, Tennessee 37219 ("Lessor"), SENIOR MANAGEMENT SERVICES OF BENBROOK, INC., a Texas corporation, with its principal place of business at 800 W. Arbor, Suite 210, Arlington, TX 76015 ("Operator"), and Troy Clanton, whose address is 800 W. Arbor, Suite 210, Arlington, TX 76015 (the "Guarantor") agree as follows:

                                    Recitals

         WHEREAS, Lessor owns certain real property and improvements located at 1000 McKinley Street, Benbrook, Tarrant County, Texas, more particularly described in Exhibit A, comprising a nursing home licensed for 114 beds, _____ of which are certified for Medicaid, and related facilities (the "Facility") (the Facility, together with all other personal property located therein and thereat, and its replacements or additions, is hereinafter collectively, the "Property"); and

         WHEREAS, Operator desires to lease the Property from Lessor and Lessor desires to lease the Property to Operator.

                                   Agreements

         NOW, THEREFORE, it is agreed that the occupancy of the Facility and the use of the Property shall be subject to and in accordance with the terms, conditions, and provisions of this Lease. As used herein, "Lease Year" shall mean a twelve (12) month period commencing on the Commencement Date (as hereinafter defined) and ending each anniversary date of the Commencement Date thereafter, except that if the Commencement Date is other than the first day of a calendar month, then the first Lease Year shall be the period from the Commencement Date through the date twelve (12) months after the last day of the calendar month in which the Commencement Date occurs, and each subsequent Lease Year shall be the period of twelve (12) months following the last day of the prior lease Year.

         1. Lease Term. Except as expressly provided below, the term of this Lease shall be for a period of five (5) years commencing on a date that is the later to occur of (a) the date Operator files with the Texas Department of Human Services a complete application for licensure and Medicaid certification or (b) the date on which Arbor Living Centers of Texas, Inc.(which entity is currently in bankruptcy), the party currently occupying the Facility, vacates the property and delivers possession to Lessor or Operator (the later of such date being referred to herein as the "Commencement Date"), on the terms and conditions set forth in this Lease, and expiring on the last day to the fifth (5th) anniversary of the Commencement Date, unless terminated earlier as provided for herein. Notwithstanding anything contained herein to the contrary, if the Commencement Date occurs on any date other than the first day of a calendar month, then the term of the Lease shall commence on the Commencement Date and shall expire on the fifth (5th) anniversary of the last day of the calendar month in which the Commencement Date occurs, unless terminated earlier as provided for herein (the "Initial Term"). When the Commencement Date has been determined, Lessor and Operator agree to execute and deliver a written statement confirming the actual Commencement Date. In the event that the Commencement Date has not occurred on or before March 1, 2002, either Lessor or Operator may terminate this Lease by delivering written notice to the other party at any time before the Commencement Date occurs, and the parties shall have no liability to the other hereunder or otherwise.

         2. Security Deposit. Upon execution this Lease, operator will initially pay to Lessor a deposit ("Security Deposit") of $71,820.00, which is in an amount equivalent to the Minimum Monthly Rent for the last three (3) months of the Initial Term. The Security Deposit shall be held by Lessor in an interest bearing account, with interest to be added to the Security Deposit is it accrues. In no event, however, shall Lessor be liable for the performance of

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such account or interest earned thereon.  The Security  Deposit shall be held as security for the performance by Operator of its obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of Minimum Monthly Rent (except as otherwise specifically provided herein), any other rent hereunder, or a measure of Lessor's damages in the event of Operator's default or upon termination of the Lease. Lessor may use the Security Deposit to the extent necessary to cure any Default by Operator hereunder. Following any such application of the Security Deposit, Operator shall pay to Lessor, upon demand, the amount so applied in order to restore the Security Deposit to its original amount. If Operator is not in default in its obligations hereunder at the termination of the Lease, the Security Deposit (or balance, if portions have been applied and not replaced) shall be returned by Lessor to Operator within thirty (30) days following the expiration of the Lease Term. In the event Healthcare Properties, L.P. transfers its interest in the Building during the term of the Lease, and Healthcare Properties, L.P. assigns the Security Deposit to its transferee, who specifically accepts Lessor's obligations hereunder, Healthcare Properties, L.P. shall have no further liability for the return of the Security Deposit.

         3.  Minimum  Rent.  Commencing  on (a) the first (1st) day of the first
(1st) month of the Initial Term and  continuing  until the last day of the third
(3rd) month of the Initial Term, Operator will pay monthly on or before the first (1st) day of each calendar month the sum of $18,000.00, (b) the first
(1st) day of the fourth (4th) month of the Initial Term and continuing until the last day of the sixth (6th) month of the Initial Term, Operator will pay monthly on or before the first (1st) day of each calendar month the sum of $21,000.00, and (c) the first (lst) day of the seventh (7th) month of the Initial Term and continuing until the expiration or earlier termination of this Lease, Operator will pay monthly on or before the first (1st) day of each calendar month, the sum of $23,940.00 ("Minimum Monthly Rent"). The Minimum Monthly Rent shall be prorated for the first and last months of the term of this Lease.

         4.  Additional  Rent.   Additional  Rent  for  the  Property  shall  be
calculated as follows:

             a. The "Revenue Base" shall be $205,348.00.

             b. For each calendar month throughout the term of this Lease, Lessor shall be entitled to Additional Rent in the amount of five percent (5%) of the difference between Gross Monthly Revenue and the Revenue Base. Payments of Additional Rent are to be paid within fifteen (15) days of the end of each calendar quarter (i.e., the 15th days of April, July, October, and January), with an appropriate payment made within fifteen (15) days of the termination or expiration of this Lease. For purposes of this Lease, "Gross Monthly Revenue" shall mean gross patient revenues relating to the Property and the services provided thereon.

             c. Notwithstanding subparagraphs a. and b. above, no Additional Rent shall be due for the first six (6) months of the Lease Term.

         5. Late Charge.  For any rental payment not made by Operator within ten
(10) days after such payment is due, Operator will pay an additional "late charge" payment of one (1.0%) percent of the monthly rental. This late charge will not be construed as interest or penalty, but will be for the purpose of reimbursing Lessor for extra bookkeeping and collection expenses incurred by reason of such delinquency. All past due rental payments also will accrue interest at the lesser of (a) the "prime rate" (as published in The Wall Street Journal on the next business day after the due date of such rental payment) or
(b) the highest rate allowed by law. Except as otherwise provided in this Lease, Operator will pay all rental payments without set-off or any other claim or demand.

         6. Place of Payment. All rental payments will be made to Lessor at Lessor's address set forth above or at such other place as Lessor may designate in writing.

         7. Options for Extended Terms. Unless Operator has delivered written notice to Landlord, at least six (6) months prior to the end of the Initial Term, that it does not desire to renew this lease, then the term of this Lease shall automatically be extended for one additional period of five (5) years (the "Extended Term"), subject to the following conditions precedent:

                  a. The Lease has not been terminated during the Initial Term.

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                  b.  Operator  is not in  default  under the terms of the Lease during the Initial Term.

                  The Extended Term will be upon the same terms, covenants and conditions as provided in ,, this Lease for the Initial Term, other than Minimum Monthly Rent, which will be increased to reflect the increase in the "Fixed Capital Asset Fee Component" of the Texas Medicaid per diem reimbursement rate from the Commencement Date to the fifth (5th) anniversary thereof (provided that in no event shall such Minimum Monthly Rent be less than the Minimum Monthly Rent for the Initial Term). The Minimum Monthly Rent for each year of. the Extended Terms shall thereafter increase proportionately with the increase in the Fixed Capital Asset Fee Component of the Texas Medicaid per diem reimbursement rate during the prior Lease year (provided that in no event shall such Minimum Monthly Rent be less than the Minimum Monthly Rent for the prior Lease year).

         8. License and Certifications. Operator shall promptly apply for, procure, comply with all the requirements of, and keep in full force and effect, all necessary licenses, permits, provider agreements, and certifications required by any governmental authority for the purpose of maintaining and operating the Facility as a Medicaid and Medicare certified nursing home, having no less than 114 licensed beds, ____ of which are certified for Medicaid, and such Facility shall at all times be qualified to participate in the Medicaid and Medicare reimbursement programs. Notwithstanding the foregoing, Operator's receipt of notice of its non-compliance with any such licenses, permits, provider agreements, or certifications shall not be deemed a default under this Lease provided that either (a) Operator contests such notice of non-compliance in accordance with all of the terms, restrictions and conditions of Section 14, or (b) Operator diligently proceeds to cure or correct any deficiencies set forth in such notice of non-compliance, Operator promptly pays in full any fines or penalties imposed in connection therewith, no lien or charges imposed against the Property or any portion thereof as a result of such notice or any deficiency noted thereon, all such licenses, permits, provider agreements, and certifications remain in full force and effect, and there is no material adverse affect on the financial condition or operations of the Facility. Lessor agrees to reasonably cooperate with Operator, at Operator's expense, in obtaining any licenses, authorizations, or certifications necessary or desirable for the operation of the Facility. Upon written request from Lessor, Operator shall provide evidence of all current licenses and certifications required for the operation of the facility as a nursing home, including, but not limited to, the most recent inspection reports and similar documents from the Texas Department of Health and the Texas Department of Human Services (subject to no waivers, variances, or violations concerning the improvements constituting any portion of the Property, except for waivers or variances required by new regulations [or changes in existing regulations] which have been "grandfathered" with respect to the Property and do not adversely affect its current operations), and evidence reasonably satisfactory to Lessor of compliance with all state, local, and federal laws governing the operation of the Facility as a nursing home, as required under the provisions of Section 12, below. Upon expiration or termination of this Lease for any reason, Operator will return to Lessor the Property, qualified and sufficient for licensing and certification by all governmental agencies having jurisdiction over the Property as a Medicaid and Medicare certified nursing home facility having no less than 114 licensed and ____ Medicaid certified beds, with licenses, certifications, and provider agreements in full force and effect; provided, however, that Operator shall not be required to make any repair or replacement to or of the Property upon expiration or termination of the Lease to the extent that the law, order, rule, or regulation requiring such repair or replacement was enacted or became effective as to the Property or the operator thereof only after the expiration or termination of the Lease and the Operator's vacation of the Facility. The Property shall be surrendered in good order, condition and repair.

         9. Net Lease. As an additional rental during the term of this Lease, Operator will pay directly to the appropriate governmental authorities, subject to proration as of the day of commencement and termination of the Initial Term or the Extended Term all taxes and assessments levied against the Property or any portion thereof, public utilities and related costs and expenses, insurance premiums, expenses of operating, maintaining or repairing the Property, and any other expenses or charges which are levied, assessed or imposed by any governmental authority upon or with respect to, or incurred in connection with, the possession, operation, alteration, maintenance; repair and use of the Property. It is intended that this Lease shall be a "net lease" and will result in a rental to be paid to Lessor, without additional costs to Lessor or diminution or offset in the monthly rental set forth above. Operator will be under no obligation, however, to pay interest or principal on any debt of Lessor secured by the Property, any franchise or income tax payable by Lessor, any gift, inheritance, transfer, estate or succession tax by reason of any present or future law which may be enacted during the term of this Lease.


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         10.  Utilities.  Operator  will  contract  in its own  name and pay all charges for water, gas, sewer, electricity, light, heat, air conditioning, power, telephone, waste removal or other services used by, rendered or supplied to Operator in connection with the Facility.

         11.      Maintenance and Repairs.

                  a. Operator, at its sole cost and expense and without obligation on the part of Lessor, will keep and maintain the Property in good and sanitary order, condition and repair, including structural and nonstructural, foreseen and unforeseen, repairs and replacements, and will paint the interior and exterior of the buildings throughout the term of this Lease, reasonable wear and tear excepted, all as are necessary to maintain the quality of the Property. In the event any such repairs and replacements are covered by any warranties or guarantees in favor of Lessor, Lessor will cooperate with Operator to the end that such replacements and repairs are made either without cost or at the least cost possible under the circumstances. Except with the prior written consent of Lessor, which consent will not be withheld or delayed unreasonably, Operator will make such repairs or replacements without creating alien or security interest in or against the Property.

                  b. All replacing, repairing, and restoring required of Operator shall be new and, in the reasonable opinion of Lessor, of good and workmanlike quality, and shall be in compliance with all standards and requirements of law, licenses, and municipal ordinances necessary to operate the Facility as a Medicaid and Medicare certified nursing home facility having no less than 114 licensed and ____ Medicaid certified beds. All Property that is uneconomical to repair shall be replaced by new items of good and workmanlike quality and all replacement items shall become part of the Property. None of the Property shall be removed from the Facility except in connection with repair or replacement of such items. Operator may, from time to time, place at the Facility such personal property as is owned by Operator to the extent it consists of facsimile machines, photocopiers, computer software, computer printers, or other computer hardware, or items of a like nature. Within 60 days of the Commencement Date, Operator shall provide Lessor with a list of all such property and, thereafter, Operator shall notify Lessor in writing, within 60 days after the commencement of each Lease year, of any additional such items owned by Operator placed at the Facility during such calendar year. Any such property not removed from the Facility within 10 days after the expiration or termination of this Lease shall become the exclusive Property of Lessor and Lessor may thereupon use or dispose of such property as it determines in its sole discretion.

                  c. To provide for major maintenance and repairs, operator agrees to include in its annual operating budget sufficient monies to pay for all reasonably expected maintenance and repairs contemplated hereunder

         12. Compliance with Laws. Operator, at its sole cost and expense, will observe and comply promptly with all laws, orders, regulations, rules, ordinances, and requirements of federal, state, county and local governments and of all of their administrative departments, bureaus and officials, the local fire insurance rating organization, and of all insurance companies writing policies covering the Property, whether such laws, orders, regulations, rules or requirements relate to structural repairs, changes or alterations to or in and about the Facility or any buildings or improvements thereon or to repairs, changes or alterations incident to or resulting from any use or occupancy of the Facility by Operator, whether they are now in force, or at any time in the future may be enacted or directed (provided that any waiver Operator may obtain from any of the foregoing governmental entities shall constitute substantial compliance, and further provided that if such waiver concerns the improvements constituting any portion of the Property, it must be the result of new regulations {or changes in existing regulations] which have been "grandfathered"). Operator shall pay all costs, expenses, claims, fines, penalties and damages that may arise out of or be imposed as a result of the failure of Operator to comply with this Section_ Operator will operate the Property in accordance with all applicable regulations regarding qualification for Medicaid, Medicare, and Vocational Rehabilitation (if applicable) payments and reimbursements, if Operator elects to operate the Property pursuant to the Vocational Rehabilitation programs.

         13. Mechanics' Liens. Operator will have no power to subject the Property or Lessor's interest in the Property to any mechanics' or other liens. If any mechanics' or other liens or orders for the payment of money are filed against the Property or any building or improvement thereon by reason of or arising out of any labor or material furnished or alleged to have been furnished or to be furnished to or for Operator at the Facility, or for or by reason of any change, alteration or addition, or the cost or expense thereof, or any contract relating thereto, Operator will cause the same to be canceled and


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discharged  of record,  by bond or otherwise as allowed by law at the expense of
Operator, within thirty (30) days after written demand, and also will defend on behalf of Lessor at Operator's sole cost and expense, any action, suitor proceeding which may be brought for the enforcement of such liens or orders, and Operator will pay any damages and satisfy and discharge any judgment entered therein and save and bold Lessor harmless from any claim or damage resulting therefrom. Failure to comply with this Section will constitute an event of default under Section 24 below upon the expiration of said demand without any additional notice.

         14. Good Faith Contesting. Operator, after notice to Lessor, by appropriate proceedings conducted promptly at its own expense and in its name (or when necessary, Lessor's name), may contest in good faith the validity or enforcement of any such law, ordinance, governmental rule, regulation, requirement, order, taxes, utilities or mechanic liens referred to in Sections
8. 9. 10. 12 and 13, above, and 23, below, and may defer compliance therewith provided that (i) such noncompliance will not constitute a crime on the part of Lessor, (ii) Operator will prosecute diligently such contest to final determination by a court, department or governmental authority or body having final jurisdiction, and (iii) Operator will furnish Lessor with such security, by bond or otherwise, as Lessor reasonably may request in connection with such contest. Lessor will cooperate reasonably with Operator, and will execute any documents or pleadings reasonably required for the purpose of any such contest, provided that Operator will discharge any expense or liability of Lessor in connection therewith.

         15.      Surrender at End of Term.

                  a. Operator will surrender and deliver the Property to Lessor at the expiration or earlier termination of this Lease (including the Extended
Term) in good repair and condition, reasonable wear and tear excepted. If Operator shall continue to hold any property after the termination of this Lease, whether the termination occurs by lapse of time or otherwise, such holding over shall, unless otherwise agreed by Lessor in writing, constitute and be construed as a tenancy-at-will at a daily rental equal to one-thirtieth (1/30th) of an amount equal to two (2) times the amount of the monthly minimum rent plus two (2) times any additional rental which may have accrued during the last calendar month prior to the termination of this Lease, and upon and subject to all the other terms, provisions, covenants and agreements set forth herein except the right, if any, at that time, to renew the term of this Lease or the option, if any, shall exist at such time, to purchase the Property, or any similar rights, provisions or options. In addition to such rent, Operator shall be liable to Lessor for all damages sustained by Lessor in connection with such holding over.

                  b. For purposes of this subparagraph, the date on which this Lease either terminates or expires pursuant to its terms shall be referred to as the "Closing Date." On the Closing Date, this Lease shall be deemed and construed as an absolute assignment for purposes of vesting in Lessor (or its designee) all of Operator's right, title, and interest in and to the following intangible property which is now or hereafter used in connection with the operation of the Facility (the "Intangibles") and an assumption by Lessor of Operator's obligations under the Intangibles from and after the Closing Date; provided that, from and after the Closing Date, Operator shall indemnify, defend, and hold Lessor harmless from and against any and all claims, losses, costs, damages, and expenses (including reasonable attorneys' fees) incurred or arising by reason of Operator's obligations under the Intangibles prior to the Closing Date:

                           i. To the extent assignable, service contracts and equipment leases for the Property, and which can be terminated without penalty by Operator within 60 days or less notice, or which Lessor requests be assigned to Lessor pursuant to this Section 15;

                           ii. To the extent assignable by Operator, any provider agreements with Medicare, Medicaid, or any other third-party payor programs (excluding the rights to any reimbursement for periods prior to the Closing Date) entered into in connection with the Facility;

                           iii. All existing agreements with residents (and any guarantors thereof) of the Facility, to the extent assignable by Operator (excluding the right to any payments for periods prior to the Closing Date) and any and all patient trust fund accounts; and


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                           iv. At Lessor's  option,  the business of Operator as
         conducted at the Facility as a going concern, including, but not limited to, the name of the business conducted thereon and all
         telephone  numbers   presently  in  use  therein,   but  excluding  any
         trademarks, tradenames, and brands of Operator, other than the name of the Facility.

                  c. Lessor shall be responsible for and pay all accrued expenses with respect to the Property accruing on or after the Closing Date and shall be entitled to receive and retain all revenues from the Property accruing on or after the Closing Date. Within 15 business days after the Closing Date, the following adjustments and prorations shall be determined as of the Closing
Date:

                           i. All taxes relating to the Properly, including ad valorem taxes, real property assessments, personal property taxes, intangible and use taxes, and other like taxes and assessments. if the information as to the actual amount of any of the foregoing taxes and assessments are not available for the tax year in which the Closing Date occurs, the proration of such taxes and assessments shall be estimated based upon reasonable information available to the parties, including information disclosed by the local tax office or other public information, and an adjustment shall be made between the parties when actual figures become available;

                           ii. Operator will terminate the, employment of all employees on the closing date and shall be and remain liable for any and all wages, accrued vacation, and sick leave pay for employees of the Facility with respect to the period prior to and including the Closing Date;

                           iii. Lessor shall receive a credit equal to any advance payments by patients at the Facility to the extent attributable on and after the Closing Date;

                           iv. The present insurance coverage on the Property shall be terminated as of the Closing Date and there shall be no proration of insurance premiums;

                           v. All other income from, and expenses of, the Facility (other than mortgage payments) including, but not limited to, public utility charges and deposits, maintenance charges, and service charges, shall be prorated between Operator and Lessor as of the Closing Date. Operator shall obtain final utility meter readings as of the Closing Date. To the extent that information for any such proration is not available, the parties shall effect such proration within 60 days following the Closing Date;

                           vi. Operator shall be and remain responsible for any employee severance pay and accrued benefits which may be payable as a result of any termination of an employee's employment on or prior to the Closing Date.

                  d. All necessary arrangements shall be made to provide possession of the Property to Lessor on the Closing Date, at which time of possession Operator shall deliver to lessor all medical records, patient records and other personal information concerning all patients residing at the Facility as of the Closing Date and other relevant records used or developed in connection with the business conducted at the Facility, but excluding any trademarks, tradenames and brands of Operator, other than the name of the Facility. Such transfer and delivery shall be in accordance with all applicable laws, rules and regulations concerning the transfer of medical records and other types of patient records.

                  e. For the period commencing on the Closing Date and ending on the date Lessor, or its designee, obtains any and all appropriate state or other governmental licenses and certifications required to operate the Facility, Operator hereby agrees that Lessor, or Lessor's designee, shall have the right, but not the obligation, to manage and operate the Facility, on a triple net basis, and shall be entitled to all revenues of the Facility during such period, and to use any and all licenses, certifications and provider agreements issued to Operator by any federal, state or other governmental authority for such operation of the Facility, if permitted by any such governmental authorities. If Lessor or its designee exercises the right described above in this Section 15, the provisions of this Section 15 shall be self-operative and shall constitute a management agreement between Operator, on the one hand, and Lessor or its designee, on the other hand, on the terms set forth above in this Section 15;

provided, however, that upon the request of Lessor or its designee, Operator shall enter into a separate management agreement on the terms set forth in this
Section 15 and on such other terms and provisions as may be specified by Lessor or its designee.

                  f. Operator shall provide Lessor with an accounting within 15 days after the Closing Date of all funds belonging to patients at the Facility which are held by Operator in a custodial capacity. Such accounting shall set forth the names of the patients for whom such funds are held, the amounts held on behalf of each such patient and Operator's warranty that the accounting is true, correct and complete. Additionally, Operator, in accordance with all applicable rules and regulations, shall make all necessary arrangements to transfer such funds to a bank account designated by Lessor, and Lessor shall in writing acknowledge receipt of and expressly assume all Operator's financial and custodial obligations with respect thereto. Notwithstanding the foregoing, Operator will indemnify, defend and hold Lessor harmless from all liabilities, claims and demands, including reasonable attorneys' fees, in the event the amount of funds, if any, transferred to Lessor's bank account as provided above, did not represent the full amount of the funds then or thereafter shown to have been delivered to Operator as custodian that remain undisbursed for the benefit of the patient for whom such funds were deposited, or with respect to any matters relating to patient funds which accrued during the term of this Lease.

                  g. All cash, checks and cash equivalent at the Facility and deposits in bank accounts (other than patient trust accounts) relating to the Facility on the Closing Date shall remain Operator's property after the Closing Date. Subject to the provisions of Section 24(g) hereof, all accounts receivable, loans receivable and other receivables of Operator, whether derived from operation of the Facility or otherwise, shall remain the property of Operator after the Closing Date. Operator shall retain full responsibility for the collection thereof. Lessor shall assume responsibility for the billing and collection of payments on account of services rendered by it on and after the Closing Date. In order to facilitate operator's collection efforts, Operator agrees to deliver to Lessor, within a reasonable time after the Closing Date, a schedule identifying all of those private pay balances owing for the period prior to the Closing Date and Lessor agrees to apply any payments received which are specifically designated as being applicable to services rendered prior to the Closing Date to reduce the pre-Closing Date balances of said patients by promptly remitting said payments to Operator. All other payments received shall be retained by Lessor as being applicable to services rendered after the Closing Date. Lessor shall, at no cost to Lessor, cooperate with Operator in Operator's collection of its preclosing account receivable. Lessor shall have no liability for uncollectible receivables and shall not be obligated to bear any expense as a result of such activities on behalf of Operator. Subject to the provisions of
Section 24(g) hereof, Lessor shall remit to Operator or its assignee those portions of any payments received by Lessor which are specifically designated as repayment or reimbursement arising out of cost reports filed for the cost reporting periods ending on or prior to the Closing Date.

                  h. With respect to residents at the Facility on the Closing Date, Lessor and Operator agree as follows:

                           i. With respect to Medicare and Medicaid residents, Lessor and Operator agree that, subject to the provisions of Section 24(g), payment for in-house residents covered by Medicare or Medicaid on the Closing Date will be made (on a per diem basis) by Medicare or Medicaid under current regulations directly to Operator for services rendered at the Facility prior to the Closing Date. Said payments shall be the sole responsibility of Operator and Lessor shall in no way be liable therefor. After the Closing Date, Lessor and Operator shall each have the right to review supporting books, records and documentation that are in the possession of the other relating to Medicaid or Medicare payments.

                           ii. If, following the Closing Date, Lessor receives payment from any state or federal agency or third party provider which represents reimbursement with respect to services provided at the Property prior to the Closing Date, Lessor agrees that, subject to the provisions of Section 24(g), it shall remit such payments to Operator. Payments by Lessor to Operator shall be accompanied by a copy of the appropriate remittance.

                  i. In addition to the obligations required to be performed hereunder by Operator and Lessor on and after the Closing Date, Operator and Lessor agree to perform such other acts, and to execute, acknowledge, and/or deliver subsequent to the Closing Date such other instruments, documents and materials, as the other may reasonably request in order to effectuate the consummation of the transaction contemplated herein.

                  j. Operator for itself, its successors and assigns hereby indemnifies and agrees to defend and hold Lessor and its successors and assigns harmless from any and all claims, demands, obligations, losses, liabilities, damages, recoveries and deficiencies (including interest, penalties and reasonable attorneys' fees, costs and expenses) which any of them may suffer as a result of the breach by Operator in the performance of any of its commitments, covenants or obligations under this Section 15, or with respect to any suits, arbitration proceedings, administrative actions or investigations which relate to the use by Operator of the Facility during the Lease Terms or for any liability which may arise from operation of the Facility as a nursing home during the Lease Term, including without limitation, any amounts due or to be reimbursed to any governmental authority based upon any audit or review of Operator or of the Facility or the operation thereof and pertaining to the period prior to the Closing Date or any amounts recaptured under Title XIX based upon applicable Medicaid/Medicare recapture regulations. The rights of Lessor under this subsection j are without prejudice to any other remedies not inconsistent herewith which Lessor may have against Operator pursuant to the terms of this Lease. The foregoing indemnity shall survive the expiration or termination of this Lease, whether due to lapse of time or otherwise.

                  k. So long as the termination of this Lease is not due to a default by Operator hereunder and provided further that Operator has performed in accordance with Section 1 herein, Lessor for itself, its successors and assigns hereby indemnifies and agrees to defend and hold Operator and its successors and assigns harmless from any and all claims, demands, obligations, losses, liabilities, damages, recoveries and deficiencies (including interest, penalties and reasonable attorneys' fees, costs and expenses) which any of them may suffer as a result of the breach by Lessor in the performance of any of its commitments, covenants or obligations under this Section 15, or with respect to any suits, arbitration proceedings, administrative actions or investigations which relate to the use of the Property after the Lease Term or for any liability which may arise from operation of the Facility as a nursing home after the Lease Term. The rights of Operator under this paragraph are without prejudice to any other remedies not inconsistent herewith which Operator may have against Lessor pursuant to the terms of this Lease or otherwise.

                  l. Lessor shall have the right to offset against any monies due Operator pursuant to the terms of this Section 15, any amounts due by Operator to Lessor pursuant to this Lease or due by Operator to any third party, including without limitation any amounts due for taxes, utilities, unemployment insurance premiums, payroll obligations or any other obligation arising from the operation of the Facility.

                  m. Anything to the contrary contained in this Section 15 notwithstanding, in the event the termination of this Lease is due to a default by Operator hereunder, none of the provisions of this Section 15 shall in any way limit, reduce, restrict or modify the rights granted to Lessor herein, and to the extent any monies are due to Operator pursuant to this Section 15, such sums shall be applied by Lessor to any damages suffered by Lessor as a result of Operator's default hereunder.

         16. Inspection. Operator will permit Lessor and its agents to enter upon and inspect the Property at reasonable hours upon reasonable notice.

         17. Indemnification. Operator will indemnify, defend (with counsel acceptable to Lessor), and hold Lessor harmless from all liability, damages, costs and expenses, including but not limited to reasonable attorney's fees, for anything and everything whatsoever arising from or out of the occupancy of the Facility by or under Operator, Operators agents or employees (other than that arising from the negligence or acts or omission of Lessor or its agents or employees) and from any loss or damage arising from any fault or negligence by Operator or any failure on the part of Operator to comply with any of the covenants, terms and conditions contained in this Lease.

         18. Insurance.

                  a. Operator, at its sole cost and expense, will insure and keep insured with responsible insurance companies authorized to do business in the jurisdiction in which the Facility is located, the Property and all alterations, extension, and improvements thereto mid replacements thereof, against loss or damage by fire and the risks contemplated within the extended coverage endorsement (as such endorsement in the broadest form may customarily be written in such jurisdiction from time to time) and against such other risks as may be reasonably required by Lessor all in such amounts and with such deductibles as may be reasonably required by Lessor or by any lender holding a mortgage superior to this Lease, but in no event in an amount less than an amount which, if the Property were substantially or totally destroyed, would provide sufficient proceeds to completely repair or replace the Property, as such amounts may change from time to tune. Operator will pay the premium for such insurance as it becomes due and will deliver to Lessor insurance certificates evidencing the existence of all such policies of insurance. All policies of fire and other insurance will be for the benefit of, and with loss payable to Lessor, Operator and any lender holding a mortgage superior to this Lease, as their interests may appear. The interest of any such lender will be covered by the standard mortgagee endorsement used in the jurisdiction in which the Facility is located.

         b. In the event any buildings at the Facility are damaged or destroyed during the term of the Lease, subject to the consent of any lender holding a mortgage superior to thus Lease to the use of any insurance proceeds for repair or replacement by Operator, and receipt of any insurance proceeds by any such lender, Lessor, or Operator, then Operator will repair and replace the same at its expense with reasonable promptness so that such buildings after such repair and replacement are as nearly as possible in the same condition as prior to such damage or destruction, and will do so even though the proceeds of any insurance policies are insufficient to reimburse Operator therefor. Operator will not be entitled to any abatement of rent, nor will its obligations under this Lease be terminated during the term of this Lease, not withstanding any destruction or damage to the Property.

         c. In the event of damage to any of the buildings at the Facility during the term of this Lease, Lessor (if received by Lessor) will pay or, subject to provisions of subsection b, above, cause any lender (if received by such lender) to pay to Operator proceeds of any insurance policy paid for by Operator covering the loss. If any loss covered by insurance as adjusted exceeds One Hundred Thousand and no/100 ($100,000.00) Dollars, Lessor, at its election. may pay the amount of insurance proceeds to Operator in staged payments as the work of restoration is completed by Operator. Unless Operator provides Lessor with other sufficient collateral or security, each staged payment will be in an amount equal to ninety percent (90%) of the cost of the work duly certified to have been completed from the time of the making of the prior stage payment to the date of requisition of the then current payment, and any balance remaining will be paid upon due certification of completion of the restoration to Lessor. All payments will be received by Operator in trust to pay the cost of restoration, and will not be commingled with any of Operator's other funds. Without limiting the foregoing, however, Lessor reserves the right to make direct payment to Operator's contractors and vendors. No payment of any insurance proceeds will be required to be made by Lessor to Operator until Operator has expended for restoration an amount equal to the excess of any loss over the amount paid by the insurance carrier on the loss as adjusted, and due proof of payment for such excess has been submitted by Operator to Lessor. Certificate of the cost of work will be made by the architect of Operator supervising the restoration, with the privilege, however in Lessor to examine Operator's contracts and its books and records pertaining to the work of. restoration. Without limiting the foregoing, if Lessor elects staged payments of insurance proceeds then Lessor, as a condition to the making of such payments, may require that Operator submit drawings and specifications of the proposed restoration for its written approval, which approval will not be unreasonably withheld or delayed. The foregoing provisions of this Section are subject to such conditions as may be required by any lender holding a mortgage on the Property superior to this Lease, relative to the disbursement of. insurance proceeds.

         d. Operator also will carry and maintain at all times during the term of this Lease insurance against claims for personal injury or property damage under a policy of general liability insurance in an amount of at least Two Million and No/100 Dollars ($2,000,000.00) per occurrence and One Hundred Thousand and No/100 Dollars ($100,000.00) property damage (but in no event less than the requirements of Lessor's lenders). Operator also will carry adequate workmen's compensation insurance (or, in lieu thereof, may include the Facility in its program for work-related death and injury to employees, so long as such program meets all the requirements of Texas law). Operator shall also obtain and maintain a minimum of Seven Hundred Fifty Thousand and No/) 00 Dollars ($750,000.00) business interruption insurance.

         e. Omitted.

         f. Operator, at its sole cost and expense, will maintain such other usual and customary policies of insurance in such amounts as may be required by law or as reasonably required by Lessor's lenders.

         g. All insurance maintained by Operator pursuant to this Section 18 shall provide that such insurance may not be cancelled except after thirty (30) days written notice to Lessor.

         19. Condemnation and Destruction.

                  a. If any person or corporation, municipal, public, private or otherwise, at any time during the term of this Lease lawfully condemns and by reason thereof acquires title to Lessor's interest in the Property, in or by condemnation proceedings in pursuance of the law, general, specific or otherwise, Lessor will be entitled to and will receive the entire award that may be made, except (i) the award, if any, to Operator for the value of the unexpired term. of this Lease and/or (ii) any award for taking of or damage to the personal property of Operator (provided Operator is not then in default hereunder), and/or (iii) any award related to business interruption or moving expenses. As between Operator and any lender holding a mortgage inferior to this Lease, this relinquishment of Operator's interest in any portion of any award in favor of Lessor is not intended to lodge in any such lender, or any other inferior lienor, any right to the interest so relinquished, which in all circumstances, will belong absolutely to Lessor, and is made on that condition accordingly, to be disbursed to Operator as part of the award for restoration as provided below should such restoration be made in the circumstances set forth below.

                  b. In the event of a taking by condemnation, this Lease, except as set forth below, will continue and Lessor will apply any sutra awarded for damage to a building toward the cost of restoring such building as nearly as possible to the condition before such taking. In any event, but subject to the consent of any lender holding a mortgage superior to this tease to the use of any condemnation award for repair or restoration by Operator and the receipt of any such award by such tender, Lessor, or Operator, Operator will make such restoration to the extent of the award and Lessor, upon payment of the award, will apply toward the cost of such restoration such award as and when Operator is required to pay the cost of such restoration upon and according to the certificate of the architect in charge of such work. The amounts for restoration will be disbursed by Lessor to Operator in staged payments as the work of restoration progresses, upon due proof that no lien has attached in respect to the work performed by Operator. All payments to Operator will be received in trust to pay for the improvements, with the privilege in Lessor to make direct payments to contractors and vendors. In the event of partial condemnation, if the monies received by the Lessor are not sufficient to fully restore the property, Lessor shall have the option to (i) pay for the additional costs necessary for such restoration or (ii) cancel and terminate this Lease, and shall notify Operator in writing of its decision within thirty (30) days after receipt of the condemnation award, unless Operator notifies Lessor of its intention to fully pay for such restoration and keep this Lease in effect.

                  c. In the event of either (i) destruction of over fifty percent (50%) of the Property occurs during any part of the last two (2) years of the Initial Term or Extended Terms of this Lease (whether or not covered by insurance), or (ii) at any time a major taking by condemnation of a portion of the Property materially adversely affecting Operator's ability to effectively carry on its business in the manner prior to such taking, then Operator, at its option, upon thirty (30) days' notice in writing to Lessor, given at any time within sixty (60) days after the vesting of title in the condemnor may cancel and terminate this Lease.

         20. Curing Operator's Defaults. In the event Operator fails to perform any of the terms of this Lease on its part to be performed, following any required notice under Section 24, Lessor may perform the same and add any such sum or sums paid or expended in such performance to any rent then due or thereafter falling due with like effect as if an original part of such installment, and such sum or sums shall be and become additional rental. The foregoing, however, does not grant Operator any license or privilege to allow the Property to be without the insurance coverage as set forth in Section 18, above.

         21. Operator's Right to Pay Mortgages. In the event Lessor fails to pay the principal and interest due under the terms of any debt secured by a lien on the Property, and as a result Lessor's lender actively commences to foreclose its lien, Lessor shall promptly give Operator notice of the commencement of such action by Lessor's lender, and Operator, as its Sole remedy, may pay all amounts necessary to cure any such default and offset such payments against rental' due or to become due under this Lease, or if no rental is remaining hereunder, Operator shall restore the property with such proceeds.

         22. Mortgaging; Assignment; Subletting. Operator will not, without the prior written consent of Lessor, (a) mortgage, assign, or sublet this Lease, nor its interest in the whole or any part of the Property (except that Operator may enter into subleases or similar arrangements for up to twenty percent (20%) of the square footage of the Facility for such ancillary services as commonly found in similar facilities, provided such activities do not reduce the number of nursing home beds at the Facility), (b) permit the Facility to be occupied by any third party under any other contractual arrangement which is tantamount to a lease, sublease or assignment of this Lease (except as permitted above), (c) in any event permit the Facility to be occupied for any purpose other than the operation  of a nursing  home  and/or for other  health  care  related  activity approved by Lessor, nor for any business or purpose deemed illegal, disreputable, or hazardous on account of fire, or (d) permit anything to be done in the Facility that will injure the reputation of the Facility. The acceptance of rental payments by Lessor from any assignee, subtenant, or successor in interest of Operator, with or without notice, will not relieve Operator from its obligations hereunder, except to the extent such obligations are specifically assumed (with the consent of Lessor) by such assignee, subtenant, or successor in interest, nor will it be deemed to waive the right of Lessor at any time thereafter to elect to terminate this Lease on account of such assignment, subletting or transfer done without the prior consent of Lessor. The Lessor shall have the right to sell, assign, or convey all or part of Lessor's right, title, and interest in and to the Property without the consent of Operator or Guarantor and be relieved of any future liability hereunder; provided, however, that the new assignee assumes the responsibilities of Lessor and agrees and is bound by the terms of the Lease. The parties agree that the execution of a purchase and sale agreement for the Facility by Operator and Lessor shall be permitted hereunder.

         23.      Taxes.

                  a. Operator will pay and discharge all such duties, taxes (including ad valorem taxes), charges for water, sewer taxes, assessments and payments, extraordinary as well as ordinary, whether foreseen or unforeseen, as are demised, laid, levied, assessed or imposed upon, or become due and payable during the term of this Lease, or liens upon the property, or any part thereof, or any appurtenances thereto, or any personal property located thereon, the leasehold estate hereby created, the sidewalks or streets in front of or adjoining the Facility or any vault or vaults thereunder, by virtue of any present or future federal, state or law, order or ordinance, or of any department, office or bureau thereof, or any other governmental authority.

                  b. Operator will make all payments mentioned in this Section when the same become due and payable without interest or penalty to the department, officer or bureau charged with the collection thereof. Operator will not be required, however, to pay any inheritance, franchise, income, payroll, excise, privilege, rent, capital stock, estate or profit tax, or any tax of similar nature, that is or may be imposed upon Lessor, unless such taxes shall be levied upon the rent herein reserved in the place of taxes upon the property.

                  c. All taxes, assessments and water rents will be prorated and adjusted for the fiscal years in which the term of this Lease begins and ends.

                  d. to the event of assessments for local improvements or betterments which are assessed or imposed during the term of this Lease and which may be payable in installments, Operator will be obligated to pay only such installments as fall due during the term of this Lease.

                  e. In any suit or proceeding of any kind or nature, arising or growing out of the failure of Operator to keep any covenant contained in this Section, the certificate or receipt of the department, officer or bureau charged with collection of the imposition, showing that the tax, water rent, assessment or other charge, affecting the Property, is due and payable, of has been paid, will be prima facie evidence that such tax, water rent, assessment or other charge was due and payable as a lien or charge against the Property or that it has been paid as such by Lessor or Operator as the case may be,

                  f. Operator will have the right to contest or review by legal proceedings or in such manner as Lessor in its opinion shall deem advisable (which proceedings or other steps taken by Operator, if instituted, will be conducted diligently at its own expense and free of expense to Lessor) all taxes or other impositions levied, assigned, or imposed upon or against the Property or the building or improvements thereon, or taxes in lieu thereof, required to be paid by Operator under this Lease. No such contest or review shall be undertaken in a manner that exposes the Property or Lessor's interest therein to jeopardy.

                  g. Operator will deliver promptly to Lessor copies of all paid bills for real estate taxes and assessments, and shall promptly notify Lessor of any default regarding such payments.

                  h. It is agreed that, if Lessor makes request of Operator, Operator shall pay to Lessor, as additional rent hereunder, at the same time as the Minimum Monthly Rent is paid, an amount equal to one-twelfth (1/12th) terminated by Lessor in its reasonable discretion) of the projected amount of the taxes and assessments against the Property for the particular calendar year (the "Tax Estimate"). A final adjustment (the "Estimate Reconciliation") shall be made between the parties as soon as practicable following the end of each calendar year, comparing the actual amount of taxes and assessments owing for the Property for the calendar year to the aggregate of the Tax Estimate paid by Operator. To the extent that the Estimate Reconciliation is different from the actual taxes paid to Lessor by Operator for the calendar year just completed, Operator shall pay Lessor the difference in cash within thirty (30) days following receipt by Operator of such statement from Lessor, or receive a credit on future rentals owing hereunder (or cash if there is no future rentals owing hereunder) as the case may be. If, during any particular year, there is a change in the information on which Lessor based the estimate upon which Operator is then making its payment so that such Tax Estimate furnished to Operator is no longer accurate, Lessor shall be permitted to revise such Tax Estimate by notifying Operator, and there shall be such adjustments made in the payments on the first day of the month following the serving of such statement on Operator (by either increasing or decreasing, as the case may be, the amount of such payments then being paid by Operator for the balance of the calendar year, but in no event shall any such decrease result in a reduction of the rent below the Minimum Monthly Rent plus all other amounts of Additional Rent). Lessor's and Operator's responsibilities with respect to the payments under this subsection shall survive the expiration or early termination of this Lease.

         24.      Defaults.

                  a. Each of the following will be deemed a default ("Default") by Operator and a breach of this Lease:

                            i. A  failure  on the  part of  Operator  to pay any
              installment of minimum or additional rent, which failure persists after the expiration of five (5) days from the date Lessor gives written notice to Operator of the existence of such failure (provided that Lessor shall not be required to deliver more than 2 such notices during any 12-month period);

                            ii. A failure on the part of  Operator to observe or
              perform any of the other terms, covenants or conditions of the Lease on the part of Operator to be observed and performed, which failure persists after the expiration of thirty (30) days from the date Lessor has given notice to operator of the existence of such failure, but, if (1) the matter that is the subject of the notice is of such a nature that it cannot be reasonably corrected within thirty (30) days, then no default will be deemed to have occurred if Operator promptly upon the receipt of the notice commences the curing of the default and diligently prosecutes the same to completion or (2) applicable law requires that the failure be corrected by a date certain that is prior to such thirty (30) day period, then such failure must be cured by the date certain;

                            iii. The failure of Operator to adjust and pay the Minimum Monthly Rent payments called for under Section 3 hereof and to provide the additional insurance required by Section 18(d) hereof;

                            iv. The adjudication of Operator in bankruptcy;  the
              taking by Operator of the benefit of any other insolvency act or procedure, which term includes any form of proceeding for reorganization or arrangement or rearrangement under the Federal Bankruptcy Code, and any amendments thereto, as will as an assignment for the benefit of. creditors; or the appointment of a receiver for Operator or Guarantor and such receiver remains undischarged for sixty (60) days.

                            v. The  removal  by any  local,  state,  or  federal
              agency having jurisdiction over the operation of the Property of 10% or more of the patients located therein;

                            vi. Except as provided in Section 36(b) , the voluntary transfer by Operator of ten or more patients located at the Facility to any facility owned, operated, leased, or managed by Operator, or any of its affiliates or related entities, and such transfer is not for reasons relating to the health and well-being of the patients that were transferred;

                            vii. Failure of Operator to give notice to Lessor not later than ten (10) days after receipt by Operator of any notice, claim, or demand from any governmental authority, or any officer acting on behalf thereof, of any violation of any law, order, ordinance, rule, or regulation with respect to the operation of the nursing home located at the Facility; and

                            viii. The suspension or loss of the right to receive
              Medicaid or Medicare reimbursements based on any actual or alleged fraud or other misfeasance or malfeasance.

                  b. In the event of any Default by Operator or Guarantor, Lessor at any time thereafter, at its option, may give Operator ten (10) days' written notice of intention to end the term of this Lease and at the expiration of such ten (10) day period, the term of this Lease shall expire as fully and completely as if that date were the date fixed for the expiration of the terms of this Lease, and Operator will then quit and surrender the Property to Lessor but Operator will remain liable as set forth below.

                  c. If the notice provided for in Subsection b. of this Section is given and the term so expires, or if Operator abandons the Facility, or if the Lease is taken from Operator as a result of any execution against Operator in any proceeding in which Operator has no appeal or further appeal, then Lessor may re-enter the Facility without notice either by force or otherwise, and Operator or other occupant or occupants of the Facility will remove their effects and hold the Facility as if this Lease had not been made, and Operator waives the service of the notice of intention to re-enter or to institute legal proceedings to that end.

                  d. In the event of any default, re-entry, expiration or dispossession by summary proceedings or otherwise, (i) rent will become due and be paid up to the time of such re-entry, dispossession or expiration, together with such expenses as Lessor may incur for legal expenses of possession, brokerage and putting the Property in good order, or for preparing the same for re-rental; (ii) Lessor may relet all or any part of the Property, either in the name of Lessor or otherwise, for a term or terms which may at its option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent without affecting Operator's liability for the rental payable under this Lease for the period of concession or free rent; and (iii) Operator also will pay Lessor as liquidated damages for the failure of Operator to observe and perform the covenants herein contained any deficiency between the rent payable under this Lease and the net amount, if any, of the rents collected by reason of the reletting of the Property for each month of the period which would otherwise have constituted the balance of the term of this Lease. In computing such liquidated damages, there will be added to such deficiency any expenses as Lessor may incur in connection with the recovery of possession of the Property and reletting, including, but not limited to legal expenses, attorneys' fees, brokerage fees, expense for keeping the Property in good order and for preparing the same for reletting. Any such liquidated damages will be paid in monthly installments by Operator on the rent day specified in this Lease and any suit brought to collect the amount of the deficiency for any month will not prejudice in any way the rights of Lessor to collect the deficiency for any subsequent month by a similar action or proceeding. Lessor may make such alterations and decorations in the Facility as it in its sole judgment considers advisable and necessary for the purpose of reletting the Property; and the making of such alterations or decorations will not operate or be construed to release Operator from any liability under this Lease. In no event will Lessor be liable and Operator's liability will not be affected or diminished for the failure of Lessor to relet the Property, or in the event that the Property is relet, for failure to collect the rent due under such reletting; provided, however, Lessor will use reasonable efforts to mitigate its damages. In the event of a breach or threatened breach of any of the covenants or provisions of this Lease by Operator, Lessor will have the right of injunction and the right to invoke any remedy allowed at law or in equity as if reentry, summary dispossession proceedings or other remedies were not provided for in this Lease. The reference in this Lease to any particular remedy will not preclude Lessor from any other remedy, at law or in equity.

                  e. In the event Lessor enters into and repossesses all or any past of the Property by reason of the default of Operator in the performance of any of the terms, covenants or conditions of this Lease, Operator will not claim the right to redeem the Property, reenter the Facility, or restore the operation of this Lease, and Operator waives the right to such redemption and reentrance. under any present or future law, and further, for any party claiming through or under Operator, further expressly waives its right, if any, to make payment of any sum or sums of rent, or otherwise, of which Operator is in default and to claim any subrogation to the rights of Operator under this Lease by reason of such payment.

                  f. Any action taken by Lessor under this Section will not operate as a waiver of any right which Lessor would otherwise have against Operator, and Operator will remain responsible to Lessor for any loss and damage suffered by Lessor by reason of Operators default or breach. The words "reenter" and "reentry" as used in this Lease are not restricted to their technical legal meaning.

                  g. In addition to the foregoing remedies, in the event Operator is in default hereunder, Lessor shall have all of the rights of a secured party under the terms of the Uniform Commercial Code of the state in which the Property is located, including, but not limited to all rights pertaining to the repossession of the Property.

                  h. No fixtures or personal property of Operator shall be removed from the Property after the occurrence of a default under this Lease unless Lessor gives its specific prior written consent. Upon the occurrence of an event of default by Operator under this Lease, Lessor shall have the option, in addition to another remedies provided herein or by law, to enter upon the Property with or without the permission of operator and take possession of any and all personal property of Operator situated on the Property without liability for trespass or conversion.

         25.      No Reinstatement.

                  a. No receipt of monies by Lessor from Operator after termination or cancellation of this Lease shall reinstate, continue or extend the term of this Lease, or affect any notice theretofore given to Operator, or operate as a waiver of the right of Lessor to enforce the payment of rents then due, or thereafter falling due, or operate as a waiver of the right of Lessor to recover possession of the Property by proper suit, action, proceeding or remedy. After the service of notice to terminate this Lease, or the commencement of a suit, action or summary proceedings, or any other remedy, or after a final order or judgment for the possession of the Property, Lessor may demand, receive and collect any monies due or thereafter falling due, without affecting such notice, proceeding, suit, action, order or judgment; and any and all such monies collected will be deemed to be payments on account of the use and occupancy or Operator's liability under thus Lease.

                  b. The failure of Lessor to enforce any agreement, condition, covenant or term, by reason of a breach by Operator, will not be deemed to void or affect the right of Lessor to enforce the same agreement, condition, covenant or term on the occasion of a subsequent default or breach.

         26. Subordination. This Lease will be subject and subordinate to all mortgages which may now or hereafter affect Lessor's interest in the Property, and all renewals, modifications, consolidations, replacements and extensions thereof. This clause will be self-operative and no further instruments of subordination will be required. In confirmation of such subordination, Operator will execute promptly subordination certificates in form reasonably satisfactory to the parties within ten (10) days of request.

         27. Quiet Enjoyment. Operator, upon payment of the rent and performing the other terms, covenants and conditions of this Lease on Operator's part to be performed will peaceably and quietly have, hold and enjoy the Property at all times during the term of this Lease free of molestation by Lessor, or any person or entity claiming by, through or under Lessor.

         28. Successors and Assigns. The covenants and agreements contained in this Lease inure to the benefit of and are binding upon Lessor and Operator, their successors and assigns, but this Section does not modify the provisions of
Section 2 governing assignment.

         29. Alterations. Operator may make nonstructural alterations to the Facility without prior consent of Lessor. Structural alterations, however, may be made by Operator only with the prior written consent of Lessor, which consent will not be unreasonably withheld or delayed.

         30. Notices. All notices will be addressed to Operator and Lessor at their respective addresses set forth above, or to such other address designated in writing and delivered to the other in the same manner as for giving notice. Notice must be given either by registered or certified mail, return receipt requested. In the case of the former, the service of the notice will be deemed complete upon registration with the postal authorities, and in the case of the latter, upon due mailing.

         31. No Waiver. The failure of Lessor to insist in any one (1) or more instances upon a strict performance of any of the covenants of this Lease, or to a exercise any option, will not be construed as a waiver of or relinquishment for the future of the performance of such covenant, or the right to exercise such option, but the same will continue and remain in full force and effect. The receipt by Lessor of rent with knowledge of the breach of any covenant of this Lease will not be deemed a waiver of such breach, and no waiver by Lessor of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Lessor. The receipt by Lessor of any installment of minimum or additional rent will not be a waiver of any minimum or additional rent then due.

         32. Remedies Cumulative. All the rights and remedies given to Lessor for the recovery of the Property in the event of a default by Operator in the payment of any amount payable under this Lease, or upon the breach of any of the terms, covenants, or conditions of this Lease, or the right to reenter the Facility and otherwise take possession of the Property upon the happening of any event of default or breach of such terms, covenants or conditions, or the right to maintain any action for rent or damages and all other rights and remedies allowed at law or in equity, are reserved and conferred upon Lessor as distinct, separate and cumulative remedies, and none of them, whether exercised by Lessor or not, will be deemed to be in exclusion of any of the others.

         33. Entire Agreement. This Lease contains the entire agreement between Operator and Lessor, and any subsequent agreement will not operate to change, modify, or discharge this Lease in whole or in part unless such agreement is in writing and signed by all of the parties hereto.

         34. Condition f the Property. Operator is fully familiar with the physical condition of the Property, the building, improvements, fixtures and equipment, and Operator takes the Property in its "as is" condition. Lessor has made no representations in connection with the condition of the Property or of the buildings, improvements, fixtures or equipment and Lessor will not be liable for any latent or patent defects therein. Operator hereby specifically waives all implied warranties cinder Article 2 of the Uniform Commercial Code, including, but not limited to, those of habitability and fitness for a particular purpose.

         35. Estoppel Certificates. Operator will execute, acknowledge and deliver to Lessor at anytime and from time to time upon not less than ten (10) days' prior written request, a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that this Lease is in full force and effect as modified and stating the modifications), and the dates to which the rent and other charges have been paid in advance, if any. It is intended that any such statement delivered pursuant to this Section may be relied upon by prospective lenders of Lessor and purchasers of Lessor's interest in or a mortgage on the Property.

         36.      Occupancy and Relocation.

                  a. Operator shall at all times use its best efforts to maximize the number of occupied beds at the Facility. Without Lessor's prior written consent, which Lessor may grant or withhold in its sole discretion, Operator shall not apply for, or consent to,-any reduction in the number of. state licensed beds or Medicare and Medicaid certified beds at the Facility.. In addition, Operator shall not take any action or fail to take any action which would result in a reduction in the number of state licensed beds or Medicare and Medicaid certified beds at the Facility, unless such loss is temporary and is promptly restored by Operator or such loss is based on an alternative use, such as office space, and such alternative use is consented to in writing by Lessor in advance. Notwithstanding the foregoing, if the number of beds certified for Medicaid is unilaterally decreased by action of a governmental authority as part of an action unrelated to Operator's operation of the Facility, then so long as Operator at all times uses its diligent best efforts to restore the Medicaid certification for such beds (including, but not limited to, filing any necessary applications and supporting documents with applicable governmental authorities), then Operator shall not be in default by reason of the Medicaid bed decertification.

                  b. Operator covenants that it will not intentionally take any action to cause any patient at the Facility to move to another facility for other than specialized medical services which are not offered at the Facility.

Without Lessor's consent, Operator will not lease, operate, or develop a new facility whose purpose is to provide similar services it now provides at the Facility within a five-mile radius of the Facility, unless more than 85% of the beds at the Facility are filled for a continuous 90-day period preceding the first filing of any governmental application in connection with said new facility. Notwithstanding the foregoing, at any time, Operator may buy, lease, operate or manage any facility located in any area, provided such existing facility has been developed, built, and/or operated by a third party unrelated to and unaffiliated with, Operator.

                  c. Operator acknowledges and agrees that the violation of the covenant in this Section will cause irreparable injury to Lessor, and since the remedy at law for any breach or attempted breach of the provisions of this Section will be inadequate, Lessor will be entitled to specific performance and injunctive or other equitable relief in addition to whatever other remedies may be available at law. Operator waives any requirement for the securing or posting of any bond or of proving actual damages in connection with obtaining specific performance or injunctive or other equitable relief.

         37. Right of First Refusal. Operator shall have a right of first refusal to purchase the Property pursuant to a bona fide offer of purchase received by, and acceptable to, Lessor, subject to the approval of the limited partners of Lessor. Lessor shall give to Operator full details in writing of any such offer which is acceptable to Lessor at least thirty (30) days prior to the anticipated sale. Operator shall have fifteen (15) days from receipt of such notice in which to notify Lessor of its desire to purchase the Property on the same terms and conditions as set forth in the written notification. If Operator does not exercise its right to purchase the Property, Lessor shall have six (6) months in which to complete such sale on substantially the same terms, following which the right of first refusal shall continue in full force and effect as provided above with respect to the Property. In the event Operator does not exercise its option, on the date Operator transfers the Facility and/or Property to an unrelated third party, this Lease shall terminate and the Deferred Rent, if not previously paid, shall be immediately due and payable.

         38. Memorandum of Lease. This Lease shall not be recorded, but a Memorandum of Lease or a Short Form of Lease shall be executed by both parties upon the request of either party, describing the parties and the term of this Lease and setting forth any provision either party deems appropriate. Said instrument will be in a form suitable for recording, and may be recorded at the request of either party, in the real property records of Tarrant County. The Memorandum of Lease shall be prepared and recorded by the requesting party at its expense.

         39. Guaranty. The performance of all obligations hereunder by Operator shall be guaranteed by Guarantor pursuant to a separate Lease Guaranty in the form attached hereto as Exhibit C.

         40. Single Purpose Entity. Operator shall have as its purpose the operation of the Property as a nursing home facility, and no other purposes, and it shall own no other assets, nor incur any liabilities, other than in relation to the Facility. Operator's Articles of Incorporation shall limit its purpose to the foregoing, which purpose shall not be amended (nor shall Operator ever voluntarily file bankruptcy proceedings or make an assignment for the benefit of creditor(s)) without the unanimous written consent of Operator's Board of Directors ("Board"), which Board shall at all times include a member designated by Lessor.

         41. Attorney's Fees. Operator shall be responsible for the payment of Lessor's reasonable attorney's fees should Lessor be required to appear in court to enforce the provisions of this Lease.

         42. Condition Precedent. Notwithstanding anything herein to the contrary, this Lease shall be subject to the approval of Lessor's mortgagee and the vacation of the Facility by the current tenant, which operator understands is in bankruptcy.

         43. Purchase Agreement. On or about even date herewith, Lessor and Preston Hollow Properties, LLC ("PHP"), an affiliate of Operator, have entered into a Purchase Agreement (herein so called) whereby Lessor has agreed to sell and PHP has agreed to purchase the Property on the terms set forth therein. The parties agree that the Purchase Agreement is a separate and independent agreement and the rights and obligations of the parties therein are separate and independent of this Lease. No claims or setoffs from the Purchase Agreement shall be applicable to this Lease.

         IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed as of the 12th day of December, 2001.


     LESSOR:                                   OPERATOR:
     ------                                    --------

     HEALTHCARE PROPERTIES, L.P.               SENIOR MANAGEMENT SERVICES OF
                                               BENBROOK, INC., a Texas
     By: Capital Realty Group Senior           corporation
         Housing, Inc., its General Partner



     By:                                       By:
        --------------------------------          ------------------------------
     Name:                                     Name:
          ------------------------------            ----------------------------
     Title:                                    Title:
           -----------------------------             ---------------------------

                                    EXHIBIT C

                             Standby Lease Guaranty

         GUARANTY OF LEASE dated as of this 12th day of December, 2001, given by Troy Clanton (the "Guarantor"), given to HEALTHCARE PROPERTIES, L.P., a Delaware limited partnership, having its principal place of business at 211 Seventh Avenue North, Nashville, Tennessee 37219 (the "Lessor").

                                   WITNESSETH:

         WHEREAS, the Guarantor desires to induce Lessor to enter into a lease with SENIOR MANAGEMENT SERVICES OF BENBROOK, INC., a Texas corporation (the "Operator"), with respect to certain premises, located at 1000 McKinley Street, Benbrook, Tarrant County, Texas (the "Lease");

         WHEREAS, the entering into of the Lease by Lessor and Operator will be of pecuniary advantage to Guarantor; and

         WHEREAS, the execution and delivery hereof and the assumption of liability hereunder have been in all respects authorized and approved by proper action on the part of the Guarantor, and the Guarantor has full authority and power to execute this Guaranty.

         NOW, THEREFORE, in consideration of One Dollar ($1.00) paid by Lessor to Guarantor, t he receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby covenants and agrees with the Lessor, its successors and assigns, as follows:

         1. Each person or entity comprising Guarantor, as a primary obligor, hereby jointly and severally (if more than one) (a) unconditionally guarantees the prompt, punctual and full payment of. the rentals of the Lease in accordance with the terms and tenure thereof as completely and effectually as if such guaranty had been made by Guarantor on the face of the Lease; (b) unconditionally guarantees the prompt, punctual and full performance by Operator of any and all of the agreements, covenants, terms and conditions agreed to be performed by Operator under the provisions of the Lease; (c) unconditionally guarantees any other Obligations (as hereafter defined); and (d) covenants and agrees that in the event the Operator fails to timely make any payments or otherwise timely perform any of the other terms, covenants or conditions thereof, the Guarantor will promptly make or cause such payment to be made or will perform or cause to be performed all such terms, covenants and conditions, irrespective of any invalidity therein, the unenforceability thereof or the insufficiency, invalidity or unenforceability of any security therefor

         2. The Guarantor does hereby further agree that Guarantor's liability hereunder as Guarantor shall not be prejudiced, impaired or affected by (a) any renewal or extension which may be made (with or without its knowledge or consent) of the time of payment of the rentals of the Lease or of the time for performance by any party obligated thereto of any of the terms and provisions of the Lease, or (b) by any forbearance or delay in enforcing the payment of the rentals of the Lease or enforcing the obligations of any party or person to the Lease in accordance with the terms thereof, or (c) by any (modification of the terms, tenor or provisions of the Lease.

         3. This Guaranty is and shall be construed to be an irrevocable, absolute, unlimited and continuing guaranty of payment and performance, and the liability of Guarantor hereunder shall not be affected, unpaired or discharged, in whole or in part, by reason of an extension or discharge that may be granted to the Operator by any Court in proceedings under the Bankruptcy Code, or any amendments thereof, or of any such extension or discharge.

         4. Following any applicable notice requirements, the Lessor shall have the right to proceed against Guarantor upon Operator's failure to timely pay or perform any obligation under the Lease and shall not be required to take any action or proceedings. of any kind against the Operator or any other party liable for the Operator's debts or obligations. Should Lessor desire to proceed against Guarantor and Operator in the same action, Guarantor agrees that Guarantor may, at; Lessor's option, be joined in any such action against Operator and that recovery may be had against Guarantor to the extent of Guarantor's liability in such action. However, Guarantor hereby expressly waives the provisions of. (a) Section 34.02 and Section 34.03 of the Texas Business and Commerce Code, and (b) Rule 31 of the Texas Rules of Civil Procedure, to the extent such laws (or any of them) are applicable to the Guaranty, or any other agreements or obligations of Guarantor to Lessor.

         5. From such time as Lessor may call upon Guarantor to honor, pay or perform all or part of any obligation of the Operator, and Guarantor fails to honor such demand, the debt or obligation owed the Lessor pursuant to this Guaranty shall bear interest at the highest rate permitted by contract under applicable law (but never to exceed eighteen percent (18%) per annum). In case Guarantor fails or refuses to honor this Guaranty, the Lessor is hereby authorized to utilize such legal means as Lessor deems proper to enforce this
Guaranty,  through the  efforts of its  employees,  agents,  or  attorneys,  and
Guarantor shall pay all costs of enforcement and collection, including reasonable attorneys' fees.

         6. The Guaranty shall be binding upon and inure to the benefit of the successors and assigns of Guarantor and the Lessor. The Lessor shall have the right to assign and transfer this Guaranty to any assignee of the Lease. The Lessor's successors and assigns shall have the rights, elections, remedies, and privileges, discretions and powers granted hereunder to the Lessor and shall have the right to rely upon this Guaranty and to enter into and continue other and additional transactions with the Operator in reliance hereon, in the same manner and with the same force and effect as if they were specifically named as the Lessor herein.

         7. Deleted.

         8. Notice of any default by the Operator (which is not cured within any cure period allowed in the Lease, but which cure period may not be extended by any court or tribunal for purposes of this Guaranty) shall be communicated to Guarantor at least ten (10) days before the Lessor makes demand upon Guarantor for any payment or performance hereunder. Any such notice or demand shall be addressed to Guarantor at its address set forth above, or to such other address designated in writing and delivered in the same manner as for giving notice, and shall be given either by express, registered or certified mail, return receipt requested. In the case of registered mail, the service of notice or demand will be deemed complete upon registration with the postal authorities, and in the case of express or certified mail, upon due mailing.

         9. This Guaranty shall constitute a Texas contract, and be governed by the laws of the State of Texas. The undersigned hereby voluntarily submits to the jurisdiction of any court in the State of Texas having jurisdiction over the subject matter of this instrument, and, if. not available by personal service, hereby constitutes the Secretary of State of the State of Texas as its agent for service of process in connection with any suit or proceeding arising hereunder.

         10. Failure of the Lessor or its assigns to insist in any one or more instance upon strict performance of any one or more of the provisions of this Guaranty or to take advantage of any of its rights hereunder shall not be construed as a waiver of any such provisions or the relinquishment of any such rights, but the same shall continue and remain in full force and effect.

         11. The Lessor or its assigns shall have the right, without affecting Guarantor's obligations hereunder, and without demand or notice, to collect first from the Operator, and to exercise its rights of setoff against any asset of the Operator, and to otherwise pursue and collect from the Operator any other indebtedness of the Operator to the Lessor or its assigns not covered by this Guaranty, and any sums received from the Operator, whether by voluntary payment, offset, or collection efforts, may be applied by the Lessor its assigns as it sees fit, including the application of all such amounts to other debts not guaranteed by Guarantor. Subrogation rights or any other rights of any kind of Guarantor against the Operator, if any, shall not become available until all indebtedness and obligations of the Operator to the Lessor or. its assigns are paid in full.

         12. Guarantor agrees that no release of Operator, any co-guarantor, or of any other person primarily or secondarily liable on the Obligations under the Lease (sometimes herein being referred to as the "Obligations"), or any part thereof shall in any manner impair, diminish or affect the liability of Guarantor or the rights of Lessor, hereunder, it being recognized, acknowledged, and agreed by Guarantor that Guarantor maybe required to pay the Obligations in


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full without  assistance  or support of any other party,  and  Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding, or agreement that other parties will be liable to perform the Obligations, or that Lessor will look to other parties to perform the Obligations.

         13. Guarantor specifically agrees that it shall not be necessary or required, and that Guarantor shall not be entitled to require, that Lessor mitigate damages, or file suit or proceed to obtain or assert a claim for personal judgment against Operator for the Obligations from Operator, or foreclose against or seek to realize upon any security or collateral now or hereafter existing for the Obligations, or file suit or proceed to obtain or assert a claim for personal judgment against any other party (whether Operator, guarantor, endorser or surety) liable for the Obligations, or make any effort at collection of the Obligations from any such other party or exercise or assert any other right or remedy to which Lessor is or may be entitled in connection with the Obligations or any security or collateral or other guaranty therefor, or assert or file any claim against the assets or estate of Operator or any other guarantor or other person liable for the Obligations, or any party thereof, before or as a condition of enforcing the liability of Guarantor under this Guaranty or requiring payment of the Obligations by Guarantor hereunder, or at any time thereafter.

         14. Guarantor waives all defenses given to sureties or guarantors at law or in equity other than actual satisfaction of the Obligations. Guarantor absolutely and unconditionally covenants and agrees that if all or any part of the Obligations (or any instrument or agreement made or executed in connection therewith), or Operator's liability for the Obligations, is for any reason found to be invalid, illegal, unenforceable, uncollectible or legally impossible, for any reason whatsoever (including, without limiting the generality of the foregoing, upon the grounds that the payment and/or performance of the Obligations is ultra vires or otherwise without authority, is subject to valid defenses, claims or offsets of Operator, or any instrument evidencing any of the Obligations is forged or otherwise irregular); then in any such case Guarantor shall pay and perform the Obligations as herein provided and that no such occurrence shall in any way diminish or otherwise affect Guarantor's obligations; hereunder.

         15. In the event any payment of Operator to Lessor is held to constitute a preference under bankruptcy, debtor relief, or similar laws, such payment by Operator to Lessor shall not constitute a release of Guarantor from any liability hereunder, but Guarantor agrees to pay such amount to Lessor upon demand and this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

         16. Until the obligations are paid in full, Guarantor hereby waives and releases any and all rights of subrogation that Guarantor may have against Operator, rights of contribution that Guarantor may have against any other guarantor of, or other person secondarily liable for the payment or performance of, any of the Obligations, or rights of reimbursement that Guarantor may have as against Operator and agrees that any monies received by Guarantor under such rights in a bankruptcy of the Operator shall be held in trust for, and immediately delivered to, Lessor.

         17. Notwithstanding anything herein to the contrary, this Guaranty shall expire at such time as the Lease is terminated in accordance with its terms, provided the Operator has fully performed the Obligations under the Lease.

         18. Each person or entity comprising Guarantor attests that a true and correct copy of his/her/its most current financial statement is attached to this Guaranty as Exhibit C-1.

                  IN WITNESS WHEREOF, this Guaranty is executed as of the 12th day of December, 2001.



                               -------------------------------------------------
                               Troy Clanton






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


                                   EXHIBIT C-1



                     GUARANTOR'S CURRENT FINANCIAL STATEMENT























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